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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 30, 2002



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                           BANCSHARES OF FLORIDA, INC.
             (Exact name of registrant as specified in its charter)


      Florida                        333-74997                    59-3535315
----------------------------    ----------------------       -------------------
(State or other jurisdiction    Commission File Number         (I.R.S. Employer
       Of incorporation)                                     Identification No.)




                       3411 Tamiami Trail North, Suite 200
                  --------------------------------------------
                              Naples, Florida 34103
                    (address of principal executive offices)

                  Registrant's telephone number: (904) 643-4646
                             ----------------------


                   CITIZENS BANCSHARES OF SOUTH FLORIDA, INC.

          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

     On April 30, 2002, an amendment to Registrant's Articles of Incorporation was deemed effective by the Florida Department of State, Division of Corporations. This amendment changed Registrant's name from Citizens Bancshares of South Florida, Inc. to Bancshares of Florida, Inc. A copy of the amendment is attached as Exhibit 99.1.


ITEM 7.  Exhibits

     99.1 Articles of Amendment to Articles of Incorporation


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 1, 2002

                           Citizens Bancshares of South Florida, Inc.
                           (Registrant)


                           By:      /s/ Thomas M. Whelan
                                    --------------------
                                    Thomas M. Whelan
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                              ARTICLE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                   CITIZENS BANCSHARES OF SOUTH FLORIDA, INC.

Pursuant to the provisions of Section 607.1002 and Section 607.1006, Florida Statutes, Citizens Bancshares of South Florida, Inc. adopts the following Article of Amendment to its Articles of Incorporation:

Amendment adopted:

         Article I of the Amended and Restated Articles of Incorporation of Citizens Bancshares of South Florida, Inc. is hereby amended as follows:

             o      The name of the corporation is "Bancshares of Florida, Inc."

The foregoing Amendment was adopted by affirmative vote of a sufficient number of the single class of shareholders of Citizens Bancshares of South Florida, Inc. at its 2002 Annual Meeting of Shareholders held on April 25, 2002.

     IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation executed this Article of Amendment on this 25th day of April, 2002.


                                    CITIZENS BANCSHARES OF SOUTH FLORIDA, INC.


                                    /s/ Michael L. McMullan
                                    -----------------------
                                    Michael L. McMullan
                                    President and Chief Executive Officer